UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

 the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Asure Software, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASURE SOFTWARE, INC.

3700 N. Capital of Texas Hwy, Suite 350

 Austin, Texas 78746

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TO BE HELD MAY 29, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc., a Delaware corporation (the “Company”), to be held at 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746, on Wednesday, May 29, 2019 at 9:30 a.m. Central Time for the following purposes:

1.	To elect five directors to the board of directors, each to hold office until the next Annual Meeting of stockholders or until his respective successor is duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve the Asure Software, Inc. Second Amended and Restated Rights Agreement;

4.	To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of our common stock authorized for issuance by 600,000 shares;

5.

To approve a one-time program to exchange underwater options to purchase shares of our common stock held by eligible employees for a lesser number of restricted stock units under the Asure Software, Inc. 2018 Incentive Award Plan;

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

7.	To provide an advisory, non-binding vote regarding the frequency of future advisory votes on the compensation of our named executive officers; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

The proxy statement that was filed with the Securities and Exchange Commission on April 29, 2019, and sent to stockholders on or about April 29, 2019, provides information about the matters that you will be asked to consider and vote on at the Annual Meeting, except that additional information with respect to Item 6 and Item 7 listed above is set forth in the accompanying Supplement to Proxy Statement.

All holders of record of shares of our common stock at the close of business on April 2, 2019 are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed in the proxy as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m. Central Time and seating will begin at 9:30 a.m. Central Time. Each stockholder will need to bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the Annual Meeting. If you hold your shares in a brokerage account, you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, and all cellular phones must be silenced during the Annual Meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time.

By Order of the Board of Directors,

/s/ PATRICK GOEPEL

Patrick Goepel

Chief Executive Officer

May 3, 2019

Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on May 29, 2019

This proxy statement and our annual report to stockholders are available online at https://investor.asuresoftware.com/financial-information

ASURE SOFTWARE, INC.

3700 N. Capital of Texas Hwy, Suite 350

Austin, Texas 78746

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS ON MAY 29, 2019

This supplement to proxy statement (this “Supplement”) is being furnished to the holders of common stock of Asure Software, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for the Annual Meeting to be held at 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746, on Wednesday, May 29, 2019, beginning at 9:30 a.m. Central Time, and at any adjournments and postponements of the Annual Meeting. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the proxy statement.

On April 29, 2019, we filed our original definitive proxy statement relating to the Annual Meeting with the SEC. Subsequent to that date, we determined that we had inadvertently omitted proposals regarding (i) the approval, on an advisory basis, of the compensation of our named executive officers and (ii) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. This Supplement supplements and amends our original definitive proxy statement to provide our stockholders with information regarding the additional proposal to approve, on an advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal “) and the additional proposal to vote, on an advisory basis, on whether future advisory votes on the compensation of our named executive officers should occur every one year, every two years or every three years (the “Say on Frequency Proposal”).

This Supplement, the accompanying Updated Notice of Annual Meeting and related revised proxy card are being mailed on or about May 7, 2019 to our stockholders of record as of the close of business on April 2, 2019. This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that being presented to our stockholders for vote at the Annual Meeting. Additional information is included in the proxy statement that was previously made available to our stockholders on or about April 29, 2019. We encourage you to carefully read this Supplement together with the proxy statement.

Stockholders of record are receiving a new proxy card enclosed with this Supplement that includes the Say on Pay Proposal under Item 6 and Say-on-Frequency Proposal under Item 7. Stockholders of record may vote on all seven proposals by submitting the new proxy card enclosed with this Supplement. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in the proxy statement, FOR the approval of Items 2, 3, 4, 5, and 6, and “3 YEARS” on Item 7.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-on Pay Proposal or the Say-On-Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on May 29, 2019

 The proxy statement, this Supplement and annual report to stockholders are available online at

https://investor.asuresoftware.com/financial-information

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(ITEM 6)

As required by Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in the proxy statement. Although the stockholder vote is an advisory vote only and is not binding on our company or our board of directors, our board and our Compensation Committee will consider the voting results when making future compensation decisions.

As described in the “EXECUTIVE COMPENSATION” section of the proxy statement beginning on page 14, we believe that our Executive Compensation Program (1) provides a competitive total compensation program that enables us to attract, retain and motivate our executive officers, and (2) aligns the interests of our named executive officers with the interests of our stockholders by focusing on both short-term and long-term performance goals, by promoting ownership of our company, and by rewarding individual performance. For these reasons, we recommend that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of Asure Software, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

The Board of Directors unanimously recommends voting “FOR” approval of the advisory vote to approve the compensation of our named executive officers.

ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

(ITEM 7)

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, we are providing stockholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of our named executive officers of the nature reflected in Item 6 above should occur every one year, every two years or every three years. At the 2013 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation once every three years and our board subsequently determined that we would hold an advisory vote on executive compensation once every three years. Accordingly, the current frequency of our advisory votes on executive compensation is once every three years. The next advisory vote on executive compensation is scheduled to occur at the 2019 Annual Meeting.

Our board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of our board by making a written request addressed to the Chairman of the Board at the address appearing on the first page of this Supplement.

Although our board recommends holding an advisory vote on executive compensation every three years, stockholders have the option to specify one of four choices for this matter on the revised proxy card: every one year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove of our board’s recommendation. Although this advisory vote on the Say on Pay Frequency Proposal is not binding on our company or our board of directors, our board and our Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that you vote for the option of every “3 years” for future advisory votes on executive compensation.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the revised proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the revised proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say on Pay Proposal or the Say on Pay Frequency Proposal. In order to vote on the Say on Pay Proposal and the Say on Pay Frequency Proposal, you must submit a vote on Item 6 and Item 7 and sign and return the revised proxy card, or attend the Annual Meeting and vote in person.

If you own shares registered directly in your name (a “registered stockholder”), you may submit your proxy by US Mail, Internet or telephone and following the instructions in the proxy. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time on May 28, 2019. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you hold your shares in the name of a broker or other nominee, then your broker or other nominee is considered to be the registered stockholder. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” If you hold shares in street name, your broker or nominee firm may provide you with instructions on how to vote. Follow the instructions to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials, including the Supplement. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you hold your shares in street name and you want to vote at the Annual Meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares.

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If you return a revised proxy card that is signed and dated but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the director nominees; “FOR” each of the other proposals described in the proxy statement; “FOR” the advisory Say on Pay Proposal; and “3 YEARS” on the advisory Say on Pay Frequency Proposal.

 Your vote is important!

Please submit your proxy or voting instructions today.

OTHER BUSINESS

As of the date of this Supplement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors

/s/ PATRICK GOEPEL

Patrick Goepel

Chief Executive Officer

Austin, Texas

ASURE SOFTWARE, INC. ATTN: KELYN BRANNON 3700 N. Capital of Texas Hwy, Suite 350 Austin, Texas 78746

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1.	Election of Directors

Nominees

01 David Sandberg	02 Bradford Oberwager	03 Daniel Gill	04 Patrick Goepel	05 J. Randall Waterfield

		For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, and 6.

2.	Proposal to ratify the Audit Committee’s appointment of Marcum LLP, as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

3.	Proposal to approve the Asure Software, Inc. Second Amended and Restated Rights Agreement.	☐	☐	☐

4.	Proposal to approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 600,000 shares.	☐	☐	☐

5.

Proposal to approve a one-time program to exchange underwater options to purchase shares of our common stock held by eligible employees for a lesser number of restricted stock units under the Asure Software, Inc. 2018 Incentive Award Plan.

		☐	☐	☐

6.	Proposal to approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:
		1 Year	2 Years	3 Years	Abstain
7.	Proposal to provide an advisory vote regarding the frequency of advisory votes of the compensation of named executive officers.	☐	☐	☐	☐

NOTE: The proxies are authorized in their discretion to vote on other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	DATE	Signature (Joint Owners)	Date
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

ASURE SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 29, 2019 9:30 AM
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Patrick Goepel and David Sandberg, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASURE SOFTWARE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:30 AM, CDT on 5/29/2019, at 3700 N. Capital of Texas Hwy, Suite 350, Austin, TX 78746 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5, AND 6, “3 YEARS” FOR PROPOSAL 7, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

Continued and to be signed on reverse side